EXHIBIT  10.11

UNITED STATES TRADEMARK COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT
EMERGING VISION, INC.

This UNITED STATES TRADEMARK SECURITY AGREEMENT (this “Agreement”) is made as of August 7, 2007, by EMERGING VISION, INC., a New York corporation, having an address at 100 Quentin Roosevelt Blvd., Suite 400, Garden City, New York  11530 (“EV”), to and in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, a banking association, having an office at One M&T Plaza, Buffalo, New York  14240 (the “Secured Party”).

RECITALS

A.  Pursuant to a certain Revolving Line of Credit and Secured Term Loan Note and Agreement, dated August    , 2007 (the “Note Agreement”), the Secured Party has agreed to make certain financial accommodations to EV , in the aggregate amount of up to $6,000,000, subject to, among other conditions, EV’s execution and delivery of this Agreement to Secured Party.

B.           EV has agreed to secure its obligations under the Note Agreement by, among other things, executing and delivering this Agreement to Secured Party.

Accordingly, EV and the Secured Party hereby agree as follows:

1.           Definitions

Terms used herein that are defined in the Note Agreement shall have the meanings assigned to them therein, unless otherwise defined herein.  References to this “Agreement” shall mean this United States Trademark Collateral Agreement and Security Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

2.           Grant of Interest

2.1           Trademarks and Licenses.  EV hereby grants, bargains, mortgages, pledges, creates in favor of, and conveys to the Secured Party, as security for the prompt payment of all of EV’s obligations to Secured Party under the Note Agreement (the “Obligations”) in full when due, a security interest in the entire right, title and interest of EV, in and to all of its now owned, existing or filed, or hereafter required, arising or filed:

(a)           (i) trademarks, other marks, trademark registrations, trade names and trademark applications, including, without limitation, those listed on Schedule A hereto; (ii) all renewals of any of the foregoing, (iii) all damages or payments for past due or future infringements of any of the foregoing, (iv) the right to sue for past, present and future infringements of any of the foregoing, and (v) all rights corresponding to any of the foregoing throughout the world (all, collectively, the “Trademarks”); and

(b)           to the extent assignable without causing a default thereunder, licenses and license agreements with any other Person under or with respect to any of the Trademarks (all licenses and license agreements, including, but not limited to, franchise agreements, assigned to the Secured Party pursuant hereto hereinafter collectively called the “Licenses”).

2.2           Restrictions on Future Agreements.  EV agrees that until the Obligations shall have been paid and performed in full, and except as otherwise permitted under the Note Agreement, EV will not, without the Secured Party’s prior written consent, enter into any agreement, including, without limitation, any license agreement, that grants to any Person other than the Secured Party rights to or interests in any Trademarks  and is inconsistent with EV’s obligations under this Agreement; provided, however, that, prior to the occurrence of a default (after any required notice and the expiration of any applicable cure and/or grace provision provided for therein), under and as that term is defined in the Note Agreement (an “Event of Default”), EV may, without consent of, or notice to, the Secured Party, grant licenses to use any of EV’s Trademarks or Licenses in the ordinary course of EV’s business (including, but not limited to, the right to enter into Franchise Agreements, License Agreements and Management Agreements), and to grant, to others, the right and license to use one or more of the Trademarks.  EV further agrees  that, except as otherwise expressly permitted by the Note Agreement and/or this Agreement, it will not take any action, or permit any action to be taken by any affiliate of EV or other Person subject to EV’s control, including, without limitation, licensees, or fail to take any action, that would adversely affect, in any material respect, the validity or enforcement of the rights granted to the Secured Party under this Agreement, taken as a whole.

2.3           New Trademarks.  EV represents and warrants that, except as otherwise set forth on Schedule A:  (i) the Trademarks listed in Schedule A hereto are owned by EV; and (ii) the Trademarks constitute all of the Trademarks registered in the name of EV in United States.  If, during the term of this Agreement, EV shall (i) obtain any new Trademarks or rights thereto, or (ii) become entitled to the benefit of any new Trademark, EV shall give to the Secured Party prompt written notice thereof and shall enter into a supplement to this Agreement incorporating herein such new Trademarks.

2.4           Royalties and Terms.  EV agrees that upon the occurrence and continuance of an Event of Default under the Note Agreement, the Secured Party (or any designee of the Secured Party) may, subject to applicable law and to any then-existing Licenses granted by EV of any such Trademarks, use any or all of the Trademarks or Licenses worldwide without any liability to EV for royalties or other related charges.  The term of the right to use granted in this Section 2.4 shall extend until the earlier of (i) the expiration of all rights under each of the respective Trademarks or Licenses securing the Note Agreement; (ii) the payment and performance in full of the Obligations and the Note Agreement; or (iii) any other release of the security interest granted hereunder, as otherwise required by the terms of this Agreement and/or the Note Agreement.
2.5           Release.  Upon the payment and performance in full of the Obligations, or as otherwise may be required under the Note Agreement or this Agreement, the Secured Party shall execute and deliver to EV, at EV’s request, such releases, satisfactions, deeds, assignments and other instruments as may be necessary to relinquish any of the Secured Party’s rights in such of the Trademarks or Licenses as shall not have been previously sold or disposed of, by the Secured Party, pursuant to the terms of this Agreement.

2.6           Duties of EV.  Until the Obligations shall have been paid and performed in full, or until the security interest is released, as otherwise required hereunder, EV shall (i) prosecute diligently any patent application and any trademark application pending as of the date hereof, and (ii) preserve and maintain all rights in the Trademarks.  Any expenses incurred in connection with such application shall be borne by EV.  EV shall not abandon any Trademark or License or the right to file any Trademark application unless EV, in its reasonable discretion, determines that to take such action in a particular instance would be in the best commercial interest of EV.

2.7           Secured Party’s Right to Sue.  If an Event of Default shall have occurred and be continuing, the Secured Party shall have the right, but shall in no way be obligated, to bring suit on behalf of EV to enforce any of the Trademarks or Licenses in the event EV declines to bring such suit and, if the Secured Party shall commence any such suit, EV shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents required by the Secured Party in aid of such enforcement and EV shall promptly pay, or reimburse and indemnify the Secured Party upon demand, for all out-of-pocket costs and expenses (including, without limitation, reasonable attorney’s fees) incurred by the Secured Party in the exercise of its rights under this Section 2.7.

3.	Filings and Consents

EV shall deliver to the Secured Party, upon the execution and delivery of this Agreement, in form and substance reasonably satisfactory to the Secured Party, such instruments and documents as shall be necessary, in the reasonable opinion of the Secured Party, to perfect the interests granted by EV to the Secured Party hereby (other than with respect to trademarks, trademark registrations, trade names and trademark applications governed by the laws of any jurisdiction other than the United States or any political subdivision thereof), including, without limitation, filings with the United States Patent and Trademark Office.

4.           Covenants

EV agrees that so long as any of the Obligations are outstanding, or until the Secured Party is otherwise required to terminate its security interest hereunder, and except as may otherwise be provided in the Note Agreement, or in this Agreement, unless the Secured Party agrees otherwise in writing: (a) it will, at its sole cost and expense, forever warrant and defend the Trademarks and Licenses from any and all claims and demands of any other Person; (b) it will not grant, create or permit to exist any Lien on, or security interest in, any of the Trademarks or Licenses in favor of any other Person; and (c) it will not enter into any agreement that is inconsistent with EV’s obligations under this Agreement.

5.           Default

5.1	Remedies.

(a)           Upon the occurrence and during the continuance of an Event of Default, the Secured Party, in its discretion, may, upon not less than five (5) business days notice:

(i)           collect, receive, appropriate and realize upon the Trademarks and Licenses, or any part thereof;

(ii)           to the extent not prohibited by law, enter,  with our without process of law and without breach of the peace, any premises where the Trademarks and/or Licenses or the books and records of EV related thereto are or may be located, and without charge or liability to the Secured Party therefor seize and remove the Trademarks and Licenses (and copies for EV’s books and records in any way relating to the Trademarks and Licenses) from said premises and/or remain upon such premises and use the same (together with said books and records) for the purpose of collecting, preparing and disposing of the Trademarks and Licenses; or

(iii)           sell or otherwise dispose, including, without limitation, the granting of licenses, of any of the Trademarks and/or Licenses at public or private sale for cash or credit in accordance with applicable law.

(b)           Upon the occurrence and during the continuance of an Event of Default, the Secured Party, in its discretion, may exercise any one or more of the rights and remedies accruing to a secured party under the UCC as adopted in the relevant state or states and any other applicable law upon default of a debtor (other than those providing for any of the rights set forth in Section 5.1(a) above).  EV recognizes that in the event EV fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, no remedy of law will provide adequate relief to the Secured Party, and EV agrees that the Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

(c)           Any notice required to be given by the Secured Party of a sale, lease, other disposition of the Trademarks and/or Licenses or any other intended action by the Secured Party, delivered by telex, facsimile transmission or overnight mail courier service, postage prepaid and duly addressed to EV at its address set forth in Section 6.5 hereof, not less than ten (10) Business Days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to EV.

(d)           The Secured Party shall have the right at any time, in its discretion, without notice thereof to EV, to take control, in any manner, of any item of payment for or proceeds of any of the Trademarks or Licenses of EV.

(e)           The Secured Party may, if the Secured Party deems it reasonable, postpone or adjourn any sale of the Trademarks and/or Licenses, or any part thereof, from time to time, by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale.

(f)           All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Trademarks and Licenses of EV may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party as reimbursement for costs and expenses, including, without limitation, reasonable attorneys’ fees incurred by it in connection with the sale of the Trademarks and/or Licenses), in whole or in part, by the Secured Party to the payment of all the Obligations.  Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all amounts due under the Note Agreement, shall be paid over to EV, subject to the rights of any holder of a subordinate lien on the Trademarks and Licenses of which the Secured Party has actual notice.

5.2           Waiver by EV.  Except as otherwise provided for in this Agreement and/or the Note Agreement, and to the extent permitted under applicable law, EV waives (i) all rights to notice and a hearing prior to the Secured Party’s taking possession or control of, or to the Secured Party’s replevy, attachment or levy upon, any of the Trademarks and/or Licenses or any bond or security that might be required by any court prior to allowing the Secured Party to exercise any of the Secured Party’s taking possession or control of, or to the Secured Party’s exercise of any of the Secured Party’s remedies hereunder, and (ii) the benefit of all valuation, appraisal and exemption laws.

5.3           Cumulative Remedies.  All of the Secured Party’s rights and remedies with respect to the Trademarks and Licenses, whether established hereby or by the Note Agreement, any other agreements by law, shall be cumulative and may be exercised singularly or concurrently.

6.           Miscellaneous

6.1           Waivers.  No course of detailing between EV and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege under this Agreement or the Note Agreement, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

6.2           Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable, in whole or in part, in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction, and shall not, in any manner, affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

6.3           Modification.  This Agreement cannot be altered, amended or modified in any way, except by a writing signed by the parties hereto.
6.4           Binding Effect; Benefits.  This Agreement shall be binding upon EV and its successors and assigns and shall inure to the benefit of the Secured Party and its respective successors and assigns.

6.5           Notices.  All notices and other communications hereunder shall be made at the address, in the manner and with the effect provided, in the Note Agreement.

6.6           Headings.  The Section titles and headings in this Agreement are and shall be without substantive meaning or context of any kind whatsoever and are for conveniences of reference only.

6.7           Execution in Counterparts.  This Agreement may be executed in  one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

6.8           Governing Law; Jurisdiction.  THIS AGREEMENT AND THE LEGAL REGULATIONS BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.  THE PARTIES HERETO CONSENT THAT ANY LEGAL OR EQUITY PROCEEDING BROUGHT IN CONNECTION WITH OR ARISING OUT OF ANY MATTER RELATING TO THIS AGREEMENT, AS WELL AS ANY DOCUMENT OR INSTRUMENT EXECUTED AND/OR TO BE EXECUTED IN CONNECTION WITH THE CONSUMMATION OF THE TRANSACTION SET FORTH HEREIN, SHALL BE INSTITUTED ONLY IN A FEDERAL OR STATE COURT OF NEW YORK; AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND WAIVES ANY OBJECTION HE/SHE/IT MAY HAVE TO EITHER THE JURISDICTION  OR VENUE OF SUCH COURTS.

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IN WITNESS WHEREOF, EV has caused this Agreement to be duly executed by its authorized officer on the day and year first above written.

EMERGING VISION, INC.

By:/s/Christopher G. Payan
      Christopher G. Payan, CEO

SECURED PARTY:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:/s/Tamra Postiglione
      Tamra Postiglione
      Vice-President

SCHEDULE A
TO TRADEMARK AGREEMENT

NAME:                                           APPLICATION NO.:                                                                REGISTRATION NO./DATE:

BEYOND 20/20                                                      78785771                                           PENDING
EASYWEAR                                                      78177566                                           2846666 – 5/25/2004
OPTI-CASH                                                      77141609                                           PENDING
OPTIMUM EYECARE                                                      78967880                                           PENDING
OWL DESIGN                                           23631 (CALIF.)                                                      23631 – 7/2/1985
SAFESITE                                                      75131029                                           2251660 – 6/8/1999
SEE WHAT YOU’RE MISSING   78649037                                                                                                           3188848 – 12/26/2006
SITE FOR SORE EYES                                                      76617813                                           PENDING
STERLING 55                                           78410553                                           2948017 – 5/10/2005
STERLING 55 & DESIGN                                                                76591470                                           2963803 – 6/28/2005
STERLING OPTICAL                                                      72360420                                           0948511 – 12/12/1972
STERLING OPTICAL EXPRESS  78177561                                                                                                           PENDING
SURE SIGHT                                                      78649094                                           3203489 – 1/30/2007
SURE SIGHT (STYLIZED)                                                                78649138                                           3205127 – 2/6/2007
THE VISION DOCTOR                                                      78967874                                           PENDING
VISION FOR LIFE                                                      78240242                                           3012864 – 11/8/2005